 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

401 Wilshire Blvd., 12th Floor Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(424) 252-4756

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁬	☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬	☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬	☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬	☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 28, 2017, Opiant Pharmaceuticals, Inc. (the “Company”) decided to postpone, without conducting any business, the annual meeting of the Company’s stockholders scheduled for 11:00 a.m., local time on August 31, 2017 (the “Annual Meeting”), and to reconvene the Annual Meeting at 11:00 a.m., local time on September 8, 2017. The location of such reconvened Annual Meeting will remain the Company’s corporate headquarters, located at 401 Wilshire Boulevard, 12th Floor, Santa Monica, California 90401. The record date for stockholders entitled to vote at the Annual Meeting remains July 20, 2017 (the “Record Date”). The Company decided to postpone the Annual Meeting to provide the Company more time to achieve the requisite stockholder approval for certain of the proposals to be considered at the Annual Meeting.

The Company’s Board of Directors (the “Board”) has requested that the stockholders approve, at the Annual Meeting, the following proposals set forth in the Company’s definitive proxy statement for the Annual Meeting, dated July 27, 2017, a copy of which has been mailed to stockholders of record as of July 20, 2017 (the “Proxy Statement”): (1) to elect six directors to hold office for one-, two- or, three-year terms, as described in the Classified Board Proposal (as defined below), if the Classified Board Proposal is approved, or until the next annual meeting, if the Classified Board Proposal is not approved, and in either case until their respective successors are elected and qualified (the “Election of Directors Proposal”); (2) to ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors to audit the Company’s financial statements for the fiscal year ended July 31, 2017 (the “Ratification of Auditors Proposal”); (3) to authorize the Board, in its discretion, to amend the Company's Articles of Incorporation, as amended (the “Articles of Incorporation”), to decrease the number of shares of common stock, par value $0.001 per share (the “Common Stock”), which the Company is authorized to issue from 1,000,000,000 to 200,000,000 shares (the “Decrease in Authorized Common Stock Proposal”); (4) to authorize the Board, in its discretion, to amend the Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine (the “Blank Check Preferred Stock Proposal”); (5) to authorize the Board, in its discretion, to amend the Articles of Incorporation to provide for the establishment of a classified board of directors (the “Classified Board Proposal”); (6) to approve the form, terms and provision of the Opiant Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan (the “2017 Plan”) (the “Equity Incentive Plan Proposal”); and (7) to approve the change of domicile of the Company from the State of Nevada to the State of Delaware through the merger of the Company with and into Opiant Pharmaceuticals, Inc., a newly-organized, wholly-owned subsidiary of the Company organized under the laws of the State of Delaware (the “Reincorporation Proposal”).

In addition, for purposes of clarity, the voting requirements to approve each of the above proposals, and the treatment of shares which do not give specific voting instructions to their brokers, are below:

Election of Directors Proposal

The nominees for election to the Board are elected by a plurality of all votes cast by holders of the Common Stock which is issued and outstanding, present at the Annual Meeting, in person or represented by proxy, and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. In the election of directors, stockholders may either vote “FOR” the nominees for election or “WITHHOLD” their votes from the nominees for election. Shares that are represented by valid proxy cards or shares that are properly voted via telephone and that are marked “WITHHELD” with regard to the election of the nominees for director will be excluded entirely from the vote and will have no effect on the outcome. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the Election of Directors Proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will not be counted and have no impact on the outcome of the vote for the Election of Directors Proposal.

Ratification of Auditors Proposal

The affirmative vote of a majority of the voting power represented by shares of Common Stock present at the Annual Meeting and entitled to vote is required for approval of the proposal to ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors to audit the Company’s financial statements for the fiscal year ended July 31, 2017. Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to ratify the appointment of the Company’s independent auditors. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the Ratification of Auditors Proposal. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name for the Ratification of Auditors Proposal. Shares that are represented by valid proxy cards or that are properly voted via telephone and that are marked “ABSTAIN” with regard to the ratification of the appointment of the independent auditors will have the effect of a vote “AGAINST” the Ratification of Auditors Proposal.

Decrease in Authorized Common Stock Proposal

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to approve an amendment to the Articles of Incorporation to decrease the number of shares of Common Stock which the Company is authorized to issue from 1,000,000,000 to 200,000,000 shares. The affirmative vote of a majority of the outstanding shares of Common Stock as of the Record Date is required to approve the Decrease in Authorized Common Stock Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the Decrease in Authorized Common Stock Proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will not be counted and accordingly, will have the effect of a vote “AGAINST” the Decrease in Authorized Common Stock Proposal. Shares that are represented by valid proxy cards or that are properly voted via telephone and that are marked “ABSTAIN” with regard to the Decrease in Authorized Common Stock Proposal will have the effect of a vote “AGAINST” this proposal.

Blank Check Preferred Stock Proposal

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to approve an amendment to the Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of Preferred Stock, in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine. The affirmative vote of a majority of the outstanding shares of Common Stock as of the Record Date is required to approve the Blank Check Preferred Stock Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the Blank Check Preferred Stock Proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will have the effect of a vote “AGAINST” the Blank Check Preferred Stock Proposal. Shares that are represented by valid proxy cards or that are properly voted via telephone and that are marked “ABSTAIN” with regard to the Blank Check Preferred Stock Proposal will have the effect of a vote “AGAINST” this proposal.

Classified Board Proposal

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to approve an amendment to the Articles of Incorporation to provide for the establishment of a classified board of directors. The affirmative vote of a majority of the outstanding shares of Common Stock as of the Record Date is required to approve the Classified Board Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the Classified Board Proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will have the effect of a vote “AGAINST” the Classified Board Proposal. Shares that are represented by valid proxy cards or that are properly voted via telephone and that are marked “ABSTAIN” with regard to the Classified Board Proposal will have the effect of a vote “AGAINST” this proposal.

Equity Incentive Plan Proposal

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to approve the form, terms and provision of the 2017 Plan. The affirmative vote of a majority of the voting power represented by shares of Common Stock present at the Annual Meeting and entitled to vote is required to approve the Equity Incentive Plan Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the Equity Incentive Plan Proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will not be counted and accordingly, will have no impact on the outcome of the Equity Incentive Plan Proposal. Shares that are represented by valid proxy cards or that are properly voted via telephone and that are marked “ABSTAIN” with regard to the approval of the form, terms and provision of the 2017 Plan will have the effect of a vote “AGAINST” this proposal.

Reincorporation Proposal

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to approve the change of domicile of the Company from the State of Nevada to the State of Delaware through the merger of the Company with and into Opiant Pharmaceuticals, Inc., a newly-organized, wholly-owned subsidiary of the Company organized under the laws of the State of Delaware. The affirmative vote of a majority of the outstanding shares of Common Stock as of the Record Date is required to approve the Reincorporation Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the Reincorporation Proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will have the effect of a vote “AGAINST” the Reincorporation Proposal. Shares that are represented by valid proxy cards or that are properly voted via telephone and that are marked “ABSTAIN” with regard to the Reincorporation Merger will have the effect of a vote “AGAINST” this proposal.

Important Additional Information Filed With the SEC

The Company has filed the Proxy Statement with the Securities and Exchange Commission (the “SEC”) pursuant to which the Board is soliciting proxies in connection with seeking stockholder approval of the Election of Directors Proposal, the Ratification of Auditors Proposal, the Decrease in Authorized Common Stock Proposal, the Blank Check Preferred Stock Proposal, the Classified Board Proposal, the Equity Incentive Plan Proposal and the Reincorporation Proposal. Stockholders are urged to read the Proxy Statement and other relevant documents filed with the SEC because they contain important information. The Company filed the Proxy Statement with the SEC on July 27, 2017 and mailed the Proxy Statement to its stockholders on or about July 27, 2017. Stockholders may obtain a free copy of the Proxy Statement and other documents filed by the Company at the SEC’s website at http://www.sec.gov. The Proxy Statement and other documents may also be obtained free of charge by contacting the Company at info@opiant.com or by telephone at (424) 252-4756.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposals to be considered at the Annual Meeting. Information regarding such executive officers and directors is included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2016, filed with the SEC on October 28, 2016, which is available free of charge at the SEC’s website at http://www.sec.gov or by contacting the Company at the contact information set forth above. Certain executive officers and/or directors of the Company may have interests in the transaction that may differ from the interests of the Company’s stockholders generally. These interests are described in the Proxy Statement for the Annual Meeting filed with the SEC. The Company has also engaged Georgeson, Inc. to assist in soliciting proxies on the Company’s behalf.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: August 28, 2017	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: Chief Executive Officer